Exhibit 10.2

Execution copy

SCHEDULE

to the

2002

Master Agreement

dated as of April 2, 2008

between

HSBC BANK USA, NATIONAL ASSOCIATION (“Party A”)

and

CHRISTIE/AIX, INC. (“Party B”)

Part 1

Termination Provisions

In this Agreement:

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),	None Specified
Section 5(a)(vi),	None Specified
Section 5(a)(vii),	None Specified
Section 5(b)(v),	None Specified

and in relation to Party B for the purpose of:

Section 5(a)(v),	None Specified
Section 5(a)(vi),	None Specified
Section 5(a)(vii),	None Specified
Section 5(b)(v),	None Specified
(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.
(a)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A and will not apply to PartyB.
(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(v) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.
(f)	“Termination Currency” means United States Dollars.
(g)	Additional Termination Events. Each of the following will constitute an Additional Termination Event:
(i)

Party A receives notice from the Credit Support Provider in respect of Party B that it intends to revoke the Credit Support Document with respect to Party B provided in favor of Party A. For the purposes of the foregoing Additional Termination Event, the Affected Party will be Party B.

(ii)

At any time, the rating issued by Standard & Poor’s Rating Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s ”) with respect to the long-term unsecured, unsubordinated debt securities and the short-term unsecured debt securities (together “Debt Securities”) of Party A or, with respect to Party B, the Credit Support Provider of Party B (in which case the applicable party, as between Party A or Party B, will be the Affected Party) is below “A-“ and “A-1,” in the case of S&P, or is below “A3” and “P-1”, in the case of Moody’s, or ceases to be rated by Moody’s or S&P (a “Ratings Event”), then Party B, where Party A is the Affected Party, or Party A, where the Party B is the Affected Party, (such party, as the case may be, the Non-Affected Party), will have the right, (A) by written notice, to request that the Affected Party transfer all its rights and obligations under all Affected Transactions within 30 days after the date of effectiveness of such notice to a third party acceptable to the Non-Affected Party, the Debt Securities of which third party are rated “AA-” and “A-l” or above in the case of S&P and “Aa3” and “P-l” or above in the case of Moody’s, (B) to give notice of an Early Termination Date in respect of all Affected Transactions or (C) to take neither of the actions specified in clauses (A) and (B) of this paragraph, in which case such failure or delay on the part of the Non-Affected Party in exercising any of such rights) shall not operate as a waiver thereof nor preclude any further exercise of such rights. The Affected Party will pay all reasonable costs (including all legal fees) incurred by the Non-Affected Party in connection with any transfer effected pursuant to Part 1(g)(ii)(A) above. In the event a transfer as requested by the Non-Affected Party pursuant to clause (A) of this paragraph has not been effected with respect to all Affected Transactions within 30 days after the date of effectiveness of the notice described therein, then the Non-Affected Party may, provided the Ratings Event is still continuing, designate a day not earlier than the day such notice is effective under this Agreement as an Early Termination Date in respect of all Affected Transactions.

If one of the foregoing credit rating agencies ceases to be in the business of rating Debt Securities and such business is not continued by a successor or assign of such agency (the “Discontinued Agency”), Party A and Party B shall jointly (1) select a nationally-recognized credit rating agency in substitution thereof and (2) agree on the rating level issued by such substitute agency that is equivalent to the ratings specified herein of the Discontinued Agency, whereupon such substitute agency and equivalent rating shall replace the Discontinued Agency and the rating level thereof for the purposes of this Agreement. If at any time all of the agencies specified herein with respect to a party have become Discontinued Agencies and Party A and Party B have not previously agreed in good faith on at least one agency and equivalent rating in substitution for each Discontinued Agency and the applicable rating thereof, the Ratings Event provisions of this Part l(g)(ii) shall cease to apply to the parties.

Part 2

Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;
(ii)

the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii)	the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations. For the purpose of Section 3(1) of this Agreement, Party A and

Party B each make the following representations, as applicable:

(i)	Party A makes the following representations:

(A)

It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes and an “Exempt recipient” within the meaning of section 1.6049-4(c)(l)(ii) of United States Treasury Regulations.

(B)	It is a national association organized under the laws of the United States of America.
(iii)	Party B makes the following representation:

It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes and an “Exempt recipient” within the meaning of section 1.6049-4(c)(l)(ii) of United States Treasury Regulations.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver documents	Form/Document/Certificate	Date by which to be delivered
Party A	A correct, complete and duly executed United States Internal Revenue Service Form W-9 (or successor thereto)	(i) Upon execution of the Agreement, (ii) promptly upon learning that any Form W-9 (or any successor thereto) has become obsolete or incorrect and (iii) upon reasonable request of Party B
Party B	A correct, complete and duly executed United States Internal Revenue Service Form W-9 (or successor thereto)	(i) Upon execution of the Agreement, (ii) promptly upon learning that any Form W-9 (or any successor thereto) has become obsolete or incorrect and (iii) upon reasonable request of Party A

(b)

In addition, Party A and Party B each agree to deliver or cause to be delivered as soon as practicable after execution of this Agreement, the following documents which shall each be covered by the Section 3(d) representation:

(i)

A certificate of an authorized officer for such party or other writing reasonably satisfactory to the other party evidencing the position, names and true signatures of the person or persons authorized to sign this Agreement.

(ii)

Certified copies of documents (including any board of director approvals) evidencing each action taken by Party B to authorize its execution of this Agreement and the performance of its obligations hereunder.

(i)	Annual audited financial statements prepared in accordance with generally accepted accounting principles in the country in which the entity to which they relate is organized.

Part 4

Miscellaneous

(a)	Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to the parties shall be as set forth below. Any notices to Party B shall also be provided to the Credit Support Provider for Party B at the address below.

Party A:	Address:	HSBC Bank USA. National Association 452 Fifth Avenue New York, NY 10018
	Attention:	Legal Department
	Telephone:	212-525-8036
	Facsimile:	212-525-6509

Party B:	Address:	55 Madison Avenue, Suite 300. Morristown, New Jersey 07960
	Attention:	Andy Patel
	Telephone:	646-375-3371
	Facsimile:	not provided

With a copies to:	Address:	General Electric Capital Corporation 201 High Ridge Road Stamford, CT 06840
	Attention:	Charlotte Powell — Managing Director, Operations Services Kathryn Cassidy - SVP, Corporate Treasury and Global Funding
	Telephone:	+1 203 3574000
	Facsimile:	+1 203 357 6609

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:
(i)	Party A does not appoint a Process Agent.

(ii)	Party B does not appoint a Process Agent.

(c)	Offices. The provisions of Section 10(a) of this Agreement shall apply to this Agreement.
(d)	Multibranch Party.

For the purpose of Section 10(b) of this Agreement:

(i)	Party A is a Multibranch Party and may enter into a Transaction through any of the following offices: New York, London and Utrecht.

(ii)	Party B is not a Multibranch Party.
(e)	Calculation Agent. The Calculation Agent shall be Party A.
(f)	Credit Support Document. Details of any Credit Support Document:
(i)	With respect to Party A, not applicable
(ii)	With respect to Party B, the Letter of Credit of the Credit Support Provider with respect to Party B listing this Agreement as a “Related Swap Agreement”
(g)	Credit Support Providers.
(i)	With respect to Party A, not applicable
(ii)	With respect to Party B, General Electric Capital Corporation
(h)	Governing Law. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.
(i)	Netting of Payments. “Multiple Transaction Payment Netting” will apply for the purpose of Section 2(c) of this Agreement to all Transactions (in each case starting from the date of this Agreement).
(j)	“Affiliate ” will have the meaning specified in Section 14 of this Agreement.
(k)	Absence of Litigation. For the purpose of Section 3(c).

“Specified Entity” means in relation to Party A: none specified.

“Specified Entity” means in relation to Party B: none specified.

(l)	No Agency. The provisions of Section 3(g) will apply.
(m)	Additional Representations. Additional Representations will apply. For the purpose of Section 3 of this Agreement, each of the following will constitute an Additional Representation:
(i)

Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(A)

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No confirmation (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(B)

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction, including the potential incurrence of breakage costs in the event of a voluntary early termination of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(C)	Status of Parties. The other party is not acting as a fiduciary for or an advisor to it in respect of the Transaction.
(ii)

Eligible Contract Participant. Each party represents to the other party on the date on which it enters into a Transaction that it is an “eligible contract participant” as defined in Section la(12) of the U.S. Commodity Exchange Act.

(iii)

Party B Additional Representation. Party B represents on the date on which it enters into a Transaction that it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its business and not for purposes of speculation.

(n)

Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5

Other Provisions

(a)	Waiver of right to trial by jury.

Each party irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to trial by jury of any claim, demand or cause of action relating in any way to this Agreement or any Credit Support Document, whether sounding in contract or tort or otherwise, and agrees that either party may file a copy of this section with any court as evidence of the waiver of its jury trial rights.

(b)	Section 5(a)(i) Failure to Pay or Deliver.

Section 5(a)(i) of this Agreement is hereby amended by the deletion of the word “first” each time it appears therein and the replacement thereof with the word “third”.

(c)	Section 5(a)(iii) Credit Support Default.

For the avoidance of doubt, the receipt by Party A of a notice from the Credit Support Provider in respect of Party B that it intends to revoke the Credit Support Document with respect to Party B provided in favor of Party A shall not, in itself, be an Event of Default under Section 5(a)(iii) of this Agreement. This provision is without prejudice to Party A’s right to designate an Early Termination Date following the occurrence of an Additional Termination Date as described in Part 1(g)(i).

(d)	Section 5(a)(vii) Bankruptcy.

Section 5(a)(vii) of this Agreement is hereby amended by the deletion of the words “15days” each time they appear therein and the replacement thereof with the words “60 days”.

(e)

Transactions under this Agreement; Amendment. No transaction shall be deemed a Transaction under or governed by this Agreement without the express written acknowledgment of any Credit Support Provider hereunder. In addition to the provisions of Section 9(b), no amendment, transfer or assignment of this Agreement or any Transaction hereunder shall be effective without the prior written acknowledgment of any such Credit Support Provider. NOT WITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY OR ANYTHING TO THE CONTRARY SET FORTH IN ANY TRANSACTION OR CONFIRMATION, IN THE EVENT OF A CONFLICT OR DISCREPANCY BETWEEN THE TERMS OF ANY TRANSACTION OR CONFIRMATION AND THE TERM THIS SECTION, THE TERMS SET FORTH IN THIS SECTION SHALL GOVERN IN ALL RESPECTS.

(f)	ISDA 2002 Master Agreement Protocol.

Section 6 and Annex 3 of the ISDA 2002 Master Agreement Protocol, as published by ISDA on July 15, 2003, are hereby incorporated into this Agreement.

IN WITNESS WHEREOF, the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document:

	HSBC BANK USA, NATIONAL ASSOCIATION		CHRISTIE/AIX, INC.
By:	/s/ Sandra Nicotra	By:	/s/ A. Dale Mayo
	Name: Sandra Nicotra Title: Senior Vice President Date:		Name: A. Dale Mayo Title: CEO Date: April 2, 2008